EXHIBIT 32


                            CERTIFICATION PURSUANT TO
                            18. U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Seneca Foods Corporation (the "Registrant") on Form 10-Q for the period ended December 25, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Kraig H. Kayser, Chief Executive Officer and Philip G. Paras, Chief Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that, to our knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


                                                         /s/Kraig H. Kayser
                                                         -------------------
                                                         Kraig H. Kayser
                                                         Chief Executive Officer
                                                         February 3, 2005


                                                         /s/ Philip G. Paras
                                                         ---------------------
                                                         Philip G. Paras
                                                         Chief Financial Officer
                                                         February 3, 2005